                                                                   Exhibit 99.05

                    [LETTERHEAD OF FIRST USA APPEARS HERE]



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT


                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-3

                -----------------------------------------------

                Monthly Period:                   10/01/96 to
                                                  10/31/96
                Distribution Date:                11/15/96
                Transfer Date:                    11/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Monthly Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                           $4.81791667
                                   Class B                            4.97291667
                                   Collateral Inv. Amt.               5.15375016
                                                          ----------------------
                                   Total (weighted avg.)             $4.86002502

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $4.81791667
                                   Class B                            4.97291667
                                   Collateral Inv. Amt.               5.15375016
                                                          ----------------------
                                   Total (weighted avg.)             $4.86002502

MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-3
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $0.00000000
                                   Class B                            0.00000000
                                   Collateral Inv. Amt.               0.00000000
                                                          ----------------------
                                   Total                             $0.00000000
                                                          ======================
B.
    Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during
        the Monthly Period which were allocated
        in respect of the Certificates

                                   Class A                        $56,783,030.46
                                   Class B                          3,702,308.20
                                   Collateral Inv. Amt.             6,720,191.25
                                                          ----------------------
                                   Total                          $67,205,529.91
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        ----------------------------------------

        The aggregate amount of Allocations of Finance
        Charge Receivables processed during the Monthly
        Period which were allocated in respect of the Certificates

                                   Class A                         $8,097,930.32
                                   Class B                            527,084.22
                                   Collateral Inv. Amt.               958,334.95
                                                          ----------------------
                                   Total                           $9,583,349.49
                                                          ======================

    3.  Principal Receivables / Investor Percentages
        --------------------------------------------

        (a)     The aggregate amount of Principal
                Receivables in the Trust as of the
                last day of the Monthly Period                $16,892,367,448.16


        (b)     Invested Amount as of the last day
                of the Monthly Period

                                   Class A                       $532,350,000.00
                                   Class B                         34,650,000.00
                                   Collateral Inv. Amt.            63,000,000.00
                                                          ----------------------
                                   Total                         $630,000,000.00
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-3
Page 3

        (c)     The Floating Allocation Percentage:
                The Invested Amount set forth in
                paragraph 3(b) above as a percentage
                of the aggregate amount of Principal
                Receivables set forth in paragraph
                3(a) above

                                   Class A                               3.151%
                                   Class B                               0.205%
                                   Collateral Inv. Amt.                  0.373%
                                                          ---------------------
                                   Total                                 3.729%

        (d)     During the Amortization Period: The
                Invested Amount as of _______ (the
                last day of the Revolving Period)

                                   Class A                                  N.A.
                                   Class B                                  N.A.
                                   Collateral Inv. Amt.                     N.A.
                                                          ----------------------
                                   Total                                    N.A.

        (e)     The Fixed/Floating Allocation Percentage:
                The Invested Amount set forth in paragraph
                3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                   Class A                                  N.A.
                                   Class B                                  N.A.
                                   Collateral Inv. Amt.                     N.A.
                                                          ----------------------
                                   Total                                    N.A.


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances
        in the Accounts which were delinquent as of                Aggregate
        the end of the day on the last day of the                   Account
        Monthly Period                                              Balance
                                                          ----------------------

        (a)     35 - 64 days                                     $347,434,513.80
        (b)     65 - 94 days                                      211,270,234.43
        (c)     95 - 124 days                                     160,220,603.53
        (d)     125 - 154 days                                    122,449,636.97
        (e)     155 - 184 days                                    112,592,948.22
        (f)     185 or more days                                   87,401,200.13
                                                          ----------------------
                                   Total                       $1,041,369,137.08
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-3
Page 4

    5.  Monthly Investor Default Amount.
        -------------------------------

        (a)     The aggregate amount of all defaulted
                Principal Receivables written off as
                uncollectible during the Monthly Period
                allocable to the Invested Amount (the
                aggregate "Investor Default Amount")

                                   Class A                         $2,367,022.82
                                   Class B                            154,066.57
                                   Collateral Inv. Amt.               280,121.04
                                                          ----------------------
                                   Total                           $2,801,210.43
                                                          ======================

        (b)     The amount set forth in paragraph 5(a)
                above in respect of the Monthly Investor
                Default Amount, per $1,000 interest

                                   Class A                                 $4.45
                                   Class B                                  4.45
                                   Collateral Inv. Amt.                     4.45
                                                          ----------------------
                                   Total                                   $4.45
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)     The aggregate amount of Class A Investor
                Charge-Offs and the reductions in the
                Class B Invested Amount and the Collateral
                Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================



        (b)     The amounts set forth in paragraph 6(a)
                above, per $1,000 original certificate
                principal amount (which will have the
                effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                            Series 1994-3
Page 5


        (c)     The aggregate amount of Class A Investor
                Charge-Offs reimbursed and the
                reimbursement of reductions in the
                Class B Invested Amount and the Collateral
                Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


        (d)     The amount set forth in paragraph 6(c)
                above, per $1,000 interest (which will
                have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


    7.  Investor Servicing Fee.
        -----------------------

        (a)     The amount of the Investor Monthly
                Servicing Fee payable by the Trust to
                the Servicer for the Monthly Period
                                   Class A                           $665,437.50
                                   Class B                             43,312.50
                 Remaining Servicing Fee                               78,750.00
                                                          ----------------------
                                   Total                             $787,500.00
                                                          ======================


        (b)     The amount set forth in paragraph 7(a)
                above, per $1,000 interest
                                   Class A                           $1.25000000
                                   Class B                            1.25000000
                Remaining Servicing Fee                               1.25000000
                                                          ----------------------
                                   Total                             $1.25000000
                                                          ======================


    8.  Reallocated Principal Collections
        ---------------------------------

        The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
        Default Amounts or Investor Charge-Offs
        for the prior month.

                                   Class B                                 $0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

                                                                  Series 1994-3
MONTHLY  CERTIFICATEHOLDERS'  STATEMENT
Page 6

    9.  Collateral Invested Amount
        --------------------------

        (a)     The amount of the Collateral Invested Amount
                as of the close of business on the related
                Distribution Date after giving effect to
                withdrawals, deposits and payments to be made
                in respect of the preceding month
                                                                  $63,000,000.00


        (b)     The Required Collateral Invested Amount as of
                the close of business on the related Distribution
                Date after giving effect to withdrawals, deposits
                and payments to be made in respect of the
                preceding month
                                                                  $63,000,000.00



    10. The Pool Factor.
        ---------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                   Class A                            1.00000000
                                   Class B                            1.00000000
                                                          ----------------------
                                   Total (weighted avg.)              1.00000000

    11. The Portfolio Yield
        -------------------

        The Portfolio Yield for the Related Monthly Period                12.92%

    12. The Base Rate
        -------------
        The Base Rate for the Related Monthly Period                       7.61%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President